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Global Fixed Income Funds

Scudder Emerging Markets Income Fund
Scudder Global Bond Fund

Supplement to the currently effective prospectuses of each of the funds listed above.

The following information supplements “The Fund’s Main Investment Strategy” section of the prospectus.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements “The Main Risks of Investing in the Fund” section of the prospectus.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Please Retain This Supplement for Future Reference

November 19, 2004
SCINCF-3601

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Supplement to the Currently Effective Statement of Additional Information for:

Scudder Emerging Markets Income Fund

The following replaces the non-fundamental investment policy of the fund relating to securities lending:

As a matter of non-fundamental policy, the fund currently does not intend to lend portfolio securities in an amount greater than 33 1/3% of its total assets.

Please Retain This Supplement for Future Reference

November 19, 2004